                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 17, 1998
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                  Delaware                         333-51239                       33-0639768
       (State of Incorporation)                    (Commission File No.)        (I.R.S. Employer
                                                                                Identification No.)



      8001 Irvine Center Drive
              6th Floor
         Irvine, California                                        92618
(Address of Principal executive offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 450-5500


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Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51239) filed with the Securities and Exchange Commission (the "Commission") on April 28, 1998 (the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus, dated June 8, 1998, which was previously filed with the Commission pursuant to Rule 424(b)(2), and the related Prospectus Supplement, dated June 11, 1998 (together with the Prospectus, the "Prospectus"), which was previously filed with the Commission pursuant to Rule 424(b)(5), with respect to ONYX ACCEPTANCE OWNER TRUST 1998-A Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1998-A, consisting of (A) Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and (B) Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

        The Offered Securities were sold to Merrill Lynch, Pierce, Fenner and Smith Incorporated ("Merrill Lynch") and Salomon Brothers Inc ("Salomon" and, together with Merrill Lynch, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of June 11, 1998 (the "Underwriting Agreement") between the Registrant, Onyx Acceptance Corporation ("Onyx") and Merrill Lynch, as representative of itself and of Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

        The Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1998-A (the "Issuer" or the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). A copy of the Indenture is filed herewith as Exhibit 4.1.

        The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust includes primarily a pool of fixed rate motor vehicle retail installment sales contracts (the "Contracts") secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after June 1, 1998, security interests in the Financed Vehicles and certain other property.

        The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of June 1, 1998 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee (the "Owner Trustee"), and The Chase Manhattan Bank, as Co-Owner Trustee (the "Co-Owner Trustee"). A copy of the Trust Agreement is filed herewith as Exhibit 4.2.

        The Contracts were sold by the Seller to the Trust pursuant to the Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer, and The Chase Manhattan Bank, as Indenture Trustee and Co-Owner Trustee. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1.


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Item 7. Financial Statements and Exhibits.

        (c)    Exhibits

                 Exhibit No.      Description
                 -----------      -----------
                      1.1        Underwriting Agreement dated as of June 1, 1998
                                 by and among the Registrant, Onyx Acceptance
                                 Corporation and Merrill Lynch, Pierce, Fenner
                                 and Smith Incorporated

                      4.1 Indenture dated as of June 1, 1998 by and between Onyx Acceptance Owner Trust 1998-A and
                                 The Chase Manhattan Bank, as Indenture Trustee

                      4.2 Trust Agreement dated as of June 1, 1998 by and among the Registrant, as Depositor, Bankers
                                 Trust (Delaware), as Owner Trustee, and The
                                 Chase Manhattan Bank, as Co-Owner Trustee

                      10.1       Sale and Servicing Agreement dated as of June
                                 1, 1998 by and among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer, and
                                 The Chase Manhattan Bank, as Indenture Trustee and Co-Owner Trustee


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
                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ONYX ACCEPTANCE FINANCIAL
                                   CORPORATION



June 30, 1998                      By:  /s/ REGAN E. KELLY
                                      ------------------------------------------
                                      Regan E. Kelly,
                                      Executive Vice President


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
                               INDEX TO EXHIBITS


                 Exhibit No.      Description
                 -----------      -----------
                      1.1        Underwriting Agreement dated as of June 1, 1998
                                 by and among the Registrant, Onyx Acceptance
                                 Corporation and Merrill Lynch, Pierce, Fenner
                                 and Smith Incorporated

                      4.1 Indenture dated as of June 1, 1998 by and between Onyx Acceptance Owner Trust 1998-A and
                                 The Chase Manhattan Bank, as Indenture Trustee

                      4.2 Trust Agreement dated as of June 1, 1998 by and among the Registrant, as Depositor, Bankers
                                 Trust (Delaware), as Owner Trustee, and The
                                 Chase Manhattan Bank, as Co-Owner Trustee

                      10.1       Sale and Servicing Agreement dated as of June
                                 1, 1998 by and among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer, and
                                 The Chase Manhattan Bank, as Indenture Trustee and Co-Owner Trustee